     As filed with the Securities and Exchange Commission on October 17, 1997
                                                     Registration No. 333-31337

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                     --------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-4

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                      -------------------------------------


                        PROVIDENT BANKSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


   MARYLAND                      6712                          52-158642
(State or Other       (Primary Standard Industrial         (I.R.S. Employer
Jurisdiction of        Classification Code Number)       Identification Number)
Incorporation or
Organization)


                            114 East Lexington Street
                            Baltimore, Maryland 21202
                                 (410) 281-7000
          (Address, including Zip Code and Telephone Number, including
             Area Code, of Registrant's Principle Executive Offices)


                                 Carl W. Stearn
                             Chief Executive Officer
                            114 East Lexington Street
                            Baltimore, Maryland 21202
                                 (410) 281-7000
            (Name, Address, including Zip Code and Telephone Number,
                   including Area Code, of Agent for Service)


                                   Copies to:

Mary M. Sjoquist, Esq.                              William S. Rubenstein, Esq.
Muldoon, Murphy & Faucette                          Skadden, Arps, Slate,
5101 Wisconsin Avenue, N.W.                         Meagher & Flom LLP
Washington, D.C.  20016                             919 Third Avenue
(202) 362-0840                                      New York, New York  10022
                                                    (212) 735-3000




       Approximate date of commencement of proposed sale to the public: As soon as practicable after the effectiveness of this Registration Statement and the satisfaction or waiver of all other conditions to the Merger described in the Joint Proxy Statement/Prospectus.


            If the securities being registered on this form are to be
              offered in connection with the formation of a holding
                    company and there is compliance with General
                     Instruction G, check the following box. / /
                                                             --
                -------------------------------------------------


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) or the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.



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                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 2 consists of no exhibits. On August 22, 1997, the merger of First Citizens Financial Corporation ("First Citizens"), with and into Provident Bankshares Corporation ("Provident") was consummated, and each issued and outstanding share of First Citizens Common Stock was converted into, and became exchangeable for .7665 shares of Provident Common Stock, resulting in the issuance of an aggregate of 2,261,880 shares of Provident Common Stock. Therefore, in accordance with Item 22(a) in Part II of the Registration Statement relating to certain undertakings, this amendment is filed for the purpose of deregistering 484,065 shares of Provident Common Stock. Capitalized terms used and not defined in this Explanatory Note have the meaning set forth in the Proxy Statement/Prospectus included in this Registration Statement.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baltimore, State of Maryland, on October 17, 1997.

                                            PROVIDENT BANKSHARES CORPORATION



                                            By:    /s/ Carl W. Stearn
                                                   ---------------------------
                                                   Carl W. Stearn
                                                   Chairman of the Board and
                                                   Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on October 17, 1997.

          We, the undersigned officers and directors of Provident Bankshares Corporation hereby severally and individually constitute and appoint Carl W. Stearn, the true and lawful attorney and agent (with full power of substitution and resubstitution in each case) of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this registration statement and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, said attorney and agent to have power to act and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person and we hereby ratify and confirm our signatures as they may be signed by or said attorney and agent to any and all such amendments and instruments.


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              Name                                       Title
              ----                                       -----

               *                                Chairman of the Board and
-----------------------------------             Chief Executive Officer
         Carl W. Stearn

               *                                Executive Vice President
-----------------------------------             (Principal Financial Officer)
         James R. Wallis

               *                                Treasurer (Principal Accounting
-----------------------------------                    Officer)
         R. Wayne Hall

               *                                Director
-----------------------------------
         Robert B. Barnhill, Jr.

               *                                Director
-----------------------------------
         Melvin A. Bilal

               *                                Director
-----------------------------------
         Dr. Calvin W. Burnett

               *                                Director
-----------------------------------
         Ward B. Coe, III

               *                                Director
-----------------------------------
         Charles W. Cole, Jr.

               *                                Director
-----------------------------------
         M. Jenkins Cromwell, Jr.

               *                                Director
-----------------------------------
         Pierce B. Dunn

               *                                Director
-----------------------------------
         Enos K. Fry

               *                                Director
-----------------------------------
         Herbert W. Jorgensen

               *                                Director
-----------------------------------
         Mark K. Joseph

               *                                Director
-----------------------------------
         Barbara B. Lucas



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               *                                Director
-----------------------------------
         Peter M. Martin

               *                                Director
-----------------------------------
         Frederick W. Meier, Jr.

                *                               Director
-----------------------------------
         Sister Rosemarie Nassif

                *                               Director
-----------------------------------
         Francis G. Riggs

                *                               Director
-----------------------------------
         Sheila K. Riggs




-------------------------------

o Carl W. Stearn, by signing his name hereto, does hereby execute this Post-Effective Amendment No. 2 to the Registration Statement on behalf of the directors and officers of Provident Bankshares Corporation indicated above by asterisk, pursuant to powers of attorney duly executed by such directors and officers and filed as exhibits to the Registration Statement of Form S-4.



                                  By:  /s/ Carl W. Stearn
                                       -----------------------------
                                       Name:  Carl W. Stearn
                                       Attorney-in-fact